UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 3, 2007

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia		30091-5625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

        Immucor, Inc. (the “Company’) issued a press release on January 3, 2007 announcing the Company’s earnings and certain other results of operations for its second quarter ended November 30, 2006.  This press release is furnished with this Current Report as Exhibit 99.1.  Dr. Gioacchino DeChirico, the Company’s President and Chief Executive Officer; Patrick D. Waddy, the Company’s Chief Financial Officer and Secretary, and Edward L. Gallup will host a conference call on Thursday, January 4, 2007 to review the contents of the press release and to answer questions from investors.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated January 3, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date: January 3, 2007	By:	/s/ Patrick D. Waddy
Patrick D. Waddy
Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 3, 2007.